PC&J PRESERVATION FUND

                         Supplement dated May 29, 2013
                      to the Prospectus dated May 1, 2013

The Board of Trustees of the PC&J Preservation Fund (the "Fund") has concluded that due to the relatively small size of the Fund in relation to the ongoing and increasing costs for compliance and the availability of attractive alternative investments, it is in the best interests of its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all remaining outstanding shares on or about June 24, 2013.

Effective May 29, 2013, the Fund will no longer pursue its stated investment objective, meaning the Fund will begin liquidating its portfolio and invest in cash equivalents such as money market funds until all shares have been redeemed. Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares. Shares of the Fund are otherwise not available for purchase.

Prior to Fund liquidation, you may redeem your shares, including reinvested distributions, in accordance with the "How to Redeem Your Investment" section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, any redemption is subject to tax on any taxable gains. Please refer to the "Tax Information" section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO FUND LIQUIDATION, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-888-223-0600.

IMPORTANT  INFORMATION  FOR  RETIREMENT  PLAN  INVESTORS
--------------------------------------------------------

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares. If you receive a distribution from an Individual Retirement Account, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year and incurring possible penalties. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus dated May 1, 2013, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2013 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-223-0600.